Exhibit 10.8.1

FIRST AMENDMENT TO

TELADOC, INC.

SECOND AMENDED AND RESTATED STOCK INCENTIVE PLAN

THIS FIRST AMENDMENT (this “Amendment”) is made as of December 11, 2013 (“Effective Date”), to the TELADOC, INC. SECOND AMENDED AND RESTATED STOCK INCENTIVE PLAN (as amended, the “Plan”).

1.                                      All capitalized terms used herein without definition shall have the respective meanings ascribed thereto in the Plan.

2.                                      On and after the Effective Date, the Plan shall be amended as hereinafter set forth:

Section 1.3 of the Plan shall be amended and restated in its entirety to read as follows:  “1.3  Duration of the Plan.  This Plan shall commence on the Effective Date, and shall remain in effect, subject to the right of the Board to amend or terminate this Plan at any time pursuant to Article 9, until December 16, 2023.”

3.                                      Except as expressly modified by this Amendment, all of the terms and conditions of the Plan shall continue unchanged and in full force and effect.

[Signature Page Follows]

AS APPROVED BY THE BOARD OF DIRECTORS OF TELADOC, INC. ON December 11, 2013.

TELADOC, INC.

By:	/s/ Jason Gorevic
Name:	Jason Gorevic
Title:	Chief Executive Officer